THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ACCORDINGLY, NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT.


                                    WARRANT

                                 25,000 Shares

                            Void After June 30, 1990

                               ROPAK CORPORATION
            (Incorporated under the laws of the State of California)

         This is to certify that, in consideration of the payment of $.01 per Warrant, receipt of which is hereby acknowledged, JET PARTNERS, or assigns (hereinafter collectively called the "holder"), is entitled to purchase from ROPAK CORPORATION (hereinafter called the "Company"), at the Warrant Price per share (as hereinafter defined) subject to adjustment as hereinafter provided (hereinafter called the "Warrant Price"), on or before 5:O0 P.M. (Los Angeles time) on June 30, 1990 unless terminated earlier as provided in Section 2.1 hereof, TWENTY-FIVE THOUSAND (25,000) fully paid and non-assessable shares of Common Stock of the Company (hereinafter called "Common Stock"), subject to the terms and conditions hereof, including such adjustments as may be required under the terms hereof.

         Pursuant to an agreement whereby Terry L. Nagelvoort, a shareholder of NAGELVOORT & COMPANY, INC. and an affiliate of JET PARTNERS, has agreed to serve as a member of the Company's Board of Directors and the agreement of Nagelvoort & Company to provide financial consulting services to the Company upon request, the Company issued warrants (hereinafter called the "Warrants") covering an aggregate of 25,000 shares of the Common Stock of the Company to JET PARTNERS in consideration of a cash purchase price of $.01 per Warrant.

         SUBJECT TO ADJUSTMENT AS HEREINAFTER PROVIDED, THE WARRANT PRICE SHALL BE EIGHT AND NO/1OOTHS DOLLARS ($8.00) PER SHARE.

         This Warrant may be exercised by the holder as hereinabove provided as to the whole or any part of the shares of Common Stock covered hereby, by surrender of this Warrant at the principal office of any transfer agent for the Common Stock, or, if the Company shall not have any transfer agent for the Common Stock, at the principal office of the Company (any such transfer agent, or the Company acting hereunder, being hereinafter called the "Warrant Agent"), with the statement of election to subscribe attached


                              EXHIBIT 10.46                              Page 1
hereto duly executed and upon payment to the Company of the Warrant Price for shares so purchased in cash or by certified check or bank draft. Thereupon (except that if, upon such date, the stock transfer books of the Company shall be closed, then upon the next succeeding date on which such transfer books are open), this Warrant shall be deemed to have been exercised and the person exercising the same to have become a holder of record of shares of Common Stock (or of the other securities or property to which such person is entitled upon such exercise) purchased hereunder for all purposes, and certificates for such shares so purchased shall be delivered to the purchaser within a reasonable time (not exceeding 5 business days, except while the transfer books of the Company are closed) after this Warrant shall have been exercised as set forth hereinabove. If this Warrant shall be exercised in respect of a part only of the shares of Common Stock covered hereby, the holder shall be entitled to receive a similar warrant of like tenor and date covering the number of shares in respect of which this Warrant shall not have been exercised.

         This Warrant is exchangeable, without charge or expense to holder, upon the surrender hereof by the holder at said principal office of the Warrant Agent, for new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder.

         In the case of the exercise hereof in part only, the Company will deliver to the owner a new Warrant of like tenor (it being understood that the Warrant Price set forth therein shall be based upon the issuance date of this original Warrant) in the name of the owner evidencing the right to purchase the number of shares as to which this Warrant has not been exercised, all as provided in paragraph 3.2 below.

         The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         The Company represents and warrants that this Warrant and the shares of Common Stock covered hereby have been duly and validly authorized by the Company, and Nagelvoort & Co. acknowledges that such securities have not been registered under the Securities Act of 1933, as amended, or qualified by permit under the California Corporate Securities Act of 1968, as amended, or any other blue sky state law, in reliance upon the Company's understanding that no


                              EXHIBIT 10.46                              Page 2
such registration or qualification is required prior to the offer and sale hereof to the registered holder of this Warrant and that issuance of this Warrant and Common Stock issuable upon exercise by the registered holder is exempt from the registration (qualification) requirements of said Acts for transactions by an issuer not involving a public offering.

         The rights of the holder of this Warrant shall be subject to the following terms and conditions:

         1.1 In case the Company shall hereafter at any time change as a whole, by split-up, subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares of Common Stock with or without par value, (i) the number of shares of Common Stock which immediately prior to such change the holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares of Common Stock outstanding immediately prior to such change, and (ii) the Warrant Price in effect immediately prior to such change shall be increased or decreased, as the case may be, in inverse proportion to such increase or decrease in the number of such shares outstanding immediately prior to such change; in any such event, the rights of the holder of this Warrant to an adjustment in the number of shares of Common Stock purchasable on exercise of this Warrant as herein provided shall continue and be preserved in respect of any shares, securities, or assets which the holder of this Warrant becomes entitled to purchase hereafter.

         1.2 In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation, or in case of any sale, transfer or other disposition to another corporation of all or substantially all the property, assets, business and goodwill of the Company as an entirety, as the case may be, the holder of this Warrant shall thereafter be entitled to purchase [and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, that appropriate provision shall be made so that such holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property receivable, upon such capital reorganization, reclassification of capital stock, consideration, merger, sale, transfer or other disposition, by a holder of the number of shares of Common Stock which this Warrant entitled the holder thereof to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale,


                              EXHIBIT 10.46                              Page 3
transfer or other disposition; and in any such case appropriate adjustments [as determined in good faith by the Board of Directors of the Company or of such other corporation, as the case may be) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder of this Warrant, to the end that the provisions set forth herein [including the specified changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant.

         1.3 In case the Company shall hereafter at any time declare a dividend upon shares of Common Stock payable otherwise than out of retained earnings or otherwise than in shares Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the holder of this Warrant shall, upon exercise of this Warrant in whole or in part, be entitled to receive, in addition to the number of shares of Common Stock deliverable upon such exercise against payment of the Warrant Price therefor, but without further consideration, the cash, stock or other securities or property which the holder of this Warrant would have received as dividends [otherwise than out of such retained earnings and otherwise than in shares of Common Stock or in such convertible or exchangeable stock or obligations) if, continuously since the date set forth at the foot of this Warrant, such holder (i) had been the holder of record of the number of shares of Common Stock deliverable upon such exercise and (ii) had retained all dividends in stock or other securities other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this Section 1.3, a dividend payable otherwise than in cash shall be considered to be payable out of retained earnings only to the extent of the fair value of such dividend as determined the Board of Directors of the Company.

         If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its shareholders a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a share dividend. Any dividend paid or distributed upon the Common Stock and shares of any other class of securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that the shares of Common Stock are issuable upon the conversion thereof. The exercise of any Warrants by holder at the initial Warrant Price or any higher price shall not affect


                              EXHIBIT 10.46                              Page 4
the subsequent Warrant Price and shall not be counted for purposes of subsequent adjustments thereto.

         1.4 No certificates for fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but in lieu thereof the Company shall, upon exercise in full of this Warrant, purchase out of funds legally available therefor any such fractional interest for an amount in cash equal to the current market value of such fractional interest calculated to the nearest cent, computed on the basis of the high bid prices, as reported by National Quotation Bureau, Inc., of the Common Stock in the over-the-counter market on the most recent day within ten days prior to the date of such exercise for which such bid prices shall have been so reported, or, if the Common Stock is listed on a stock exchange registered with the Securities and Exchange Commission, the last reported sale price on such exchange on such day; and if there shall have been no sale on said day, then the computation shall be made on the basis of the last reported sale price on such exchange within ten days prior to such date. If there have been no reported bid prices, or reported sales prices, as the case may be, such ten days, the current market value shall be fixed in a manner determined in good faith by the Company.

         1.5 Whenever the Warrant Price is adjusted, as herein provided, the Company shall forthwith file with the Warrant Agent a statement signed by the President, Chairman of the Board, or any one of the Vice Presidents of the Company and by its Treasurer or an Assistant Treasurer, stating the adjusted Warrant Price determined as herein provided. Such statement shall show in details the facts requiring such adjustment, including a statement of the consideration received by the Company for any additional securities issued. Whenever the Warrant Price is adjusted, the Company will forthwith cause a notice stating the adjustment and the Warrant Price to be mailed to the registered holder of this Warrant at the address of such holder shown on the books of the Company. Where appropriate, such notice may be given in advance and included as part of a notice required to be mailed under the provisions of
Section 1.6.

         1.6     In case at any time:

                 (i) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

                 (ii) the Company shall effect any capital reorganization or any reclassification of or change in the outstanding capital stock of the Company (other than a change in par value, or a change from par value to no par value, or a change from no par value to par


                              EXHIBIT 10.46 Page 5 value, or a change resulting solely from a subdivision or combination of outstanding shares of Common Stock), or any consolidation or merger or any sale, transfer or other disposition of all or substantially all its property, assets, business and goodwill as an entirety, or the voluntary or involuntary liquidation, dissolution or winding up of the Company; or

                 (iii) the Company shall declare a dividend upon shares of its Common Stock payable otherwise than out of retained earnings or otherwise than in shares of Common Stock or any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock;

then, in any such case, the Company shall cause notice at least 10 days prior to the record date or the date on which the transfer books of the Company shall be closed to be mailed to the Warrant Agent and to the registered holder of this Warrant at the address of such holder shown on the books of the Company. Such notice shall also specify the date on which the books of the Company shall close, or a record be taken, for such stock dividend, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, winding up or dividend, as the case may be, shall take place, and the date of participation therein by the holders of Common Stock if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the rights of the holders of the Warrants.

         1.7 In case at any time the Company shall pay any cash dividend payable upon its Common Stock, and in any such case, the Company shall cause notice at least five (5) days prior to the record date for such cash dividend or the date on which the transfer books of the Company shall be closed, to be given by publication at least once in a daily newspaper printed in the English language and published and of general circulation in the City of Los Angeles, California, and such notice shall specify the amount of the cash dividend and the date on which the books of the Company shall close, or a record be taken, for such cash dividend; provided, however, that such notice need not be published if notice of such dividend shall have been mailed to the registered holder of this Warrant at the address of such holder shown on the books of the Company at least ten (10) days prior to such record date.

         2.1 This Warrant, to the extent not theretofore exercised, will terminate at 5:O0 P.M. (Los Angeles Time) on June 30, 1990.

         2.2     The holder of this Warrant, by acceptance hereof,


                              EXHIBIT 10.46                              Page 6
agrees to give written notice to the Company before exercising or selling this Warrant of such holder's intention to do so, describing briefly the manner of any proposed sale of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable upon such proposed exercise hereof. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company for such counsel's opinion. If in the opinion of such counsel the proposed exercise or sale may be effected without registration under the Securities Act of 1933 of this Warrant or the shares of Common Stock issuable on the exercise hereof, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to sell this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise, all in accordance with the terms of the notice delivered by such holder to the Company. If in the opinion of such counsel the proposed exercise or sale described in said written notice given by the holder of this Warrant (or any substantially concurrent written notice given by any other holder of one or more Warrants or shares of Common Stock issued on the prior exercise in whole or in part of any warrant) may not be effected without registration of this Warrant or the shares of Common Stock issuable on the exercise hereof, the Company shall promptly give written notice of such opinion of this Warrant. The holder of this Warrant agrees that, if the proposed exercise or sale by such holder cannot, in the opinion of such counsel, be effected without such registration, the holder will not so exercise or sell this Warrant or the shares of Common Stock issuable upon the exercise hereof unless this Warrant or the shares of Common Stock issuable upon the exercise hereof unless this Warrant or said shares of Common Stock are registered by the Company.

         3.1 The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of this Warrant, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         3.2 This Warrant and all rights hereunder or any portion thereof are transferable on the books of the Company, upon surrender of this Warrant, with the form of assignment attached hereto duly executed by the registered holder hereof or by his attorney duly authorized in writing, to the Warrant agent at its principal office hereinabove referred


                              EXHIBIT 10.46                              Page 7
to, and thereupon there shall be issued in the name of the transferee or transferees, in exchange for this Warrant, a new Warrant or Warrants of like tenor and date, representing in the aggregate the right to subscribe for and purchase the number of shares, or such portion thereof as shall be so transferred, which may be subscribed for and purchased hereunder and if there shall be any balance of such shares not so transferred, which may be subscribed for and purchased hereunder and if there shall be any balance of such shares not so transferred, there shall be issued in the name of the registered holder of this Warrant, a new Warrant or Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the balance of the number of shares which may be subscribed for and purchased hereunder.

         3.3 If this Warrant shall be lost, stolen, mutilated or destroyed, the Company may instruct the Warrant Agent, on such terms as to indemnify or otherwise as the Company may in its discretion impose, to issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         3.4 The Company and any Warrant Agent may deem and treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

         3.5 This Warrant shall not entitle the holder to any rights of a stockholder of the Company, either at law or in equity, including, without limitation, the right to vote, to receive dividends and other distributions, to exercise any preemptive rights or to receive any notice of meetings of stockholders or of any other proceedings of the Company.

         3.6 This Warrant shall be governed by the laws of the State of California.

Dated: July 1, 1985

                                          ROPAK CORPORATION

                                          By: /s/ WILLIAM H. ROPER
                                              Chairman of the Board


                              EXHIBIT 10.46                              Page 8